FORUM FUNDS

                                EQUITY INDEX FUND

                       Supplement Dated December 21, 1999
                       to Prospectus Dated October 1, 1999


Page 6 of the Prospectus is amended by deleting the Past Performance Chart of Equity Index Fund and replacing it with the following chart:

                       [EGAR representation of bar chart]

                        Annual Total Return 1998 28.86%